                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Services, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Dennis D. Dammerman, James A. Parke, Joan C. Amble and Nancy E. Barton and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign one or more Annual Reports for the Corporation's fiscal year ended December 31, 1998, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 25th day of March, 1999.



/s/ Dennis D. Dammerman                          /s/ James A. Parke
-----------------------------                    ------------------------------
Dennis D. Dammerman,                             James A. Parke,
Chairman of the Board                            Senior Vice President, Finance
and Chief Executive Officer                      (Principal Financial Officer)
(Principal Executive Officer)



                          /s/ Joan C. Amble
                          ------------------------------
                          Joan C. Amble,
                          Vice President and Controller
                          (Principal Accounting Officer)




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/s/ Kaj Ahlmann                                    /s/ Robert L. Nardelli
-----------------------------                      -----------------------------
Kaj Ahlmann,                                       Robert L. Nardelli,
Director                                           Director


/s/ Nigel D.T. Andrews                             /s/ Denis J. Nayden
-----------------------------                      -----------------------------
Nigel D.T. Andrews,                                Denis J. Nayden,
Director                                           Director


/s/ James R. Bunt                                  /s/ Michael A. Neal
-----------------------------                      -----------------------------
James R. Bunt,                                     Michael A. Neal,
Director                                           Director


/s/ David M. Cote                                  /s/ John M. Samuels
-----------------------------                      -----------------------------
David M. Cote,                                     John M. Samuels,
Director                                           Director


/s/ Benjamin W. Heineman, Jr.                      /s/ Keith S. Sherin
-----------------------------                      -----------------------------
Benjamin W. Heineman, Jr.,                         Keith S. Sherin,
Director                                           Director


/s/ Jeffrey R. Immelt
-----------------------------                      -----------------------------
Jeffrey R. Immelt,                                 Edward D. Stewart,
Director                                           Director


/s/ W. James McNerney, Jr.                         /s/ John F. Welch, Jr.
-----------------------------                      -----------------------------
W. James McNerney, Jr.,                            John F. Welch, Jr.,
Director                                           Director


/s/ John H. Myers
-----------------------------
John H. Myers,
Director



A MAJORITY OF THE BOARD OF DIRECTORS



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